Ordinary shares	12 Months Ended
Dec. 31, 2022
Ordinary shares
Ordinary shares

16. Ordinary shares

On June 29, 2021, the Company increased and reorganized the share capital, and the authorized share capital of the Company is US$500,000 divided into 5,000,000,000 shares of a par value of US$0.0001 each, of which: (i) 200,000,000 are designated as Class A ordinary shares with a par value of US$0.0001 each, (ii) 4,700,000,000 are designated as Class B ordinary shares with a par value of US$0.0001 each and (iii) 100,000,000 are not designated with a par value of US$0.0001 each.

Prior to the completion IPO, the re-designation of 21,668,178 Class B ordinary shares beneficially owned by Mr. Zheng Xu into 21,668,178 Class A ordinary shares on a one-for-one basis immediately, and the re-designation of 10,840,524 Class A ordinary shares beneficially owned by Mr. Bin Zeng into 10,840,524 Class B ordinary shares on a one-for-one basis.

In June 2021, the Company completed its IPO and 63,000,000 Class B Ordinary Shares were issued with proceeds of US$247.2 million, net of underwriter commissions and relevant offering expenses.

Each Class A Ordinary Share is entitled to twenty votes, subject to certain conditions, and is convertible into one Class B Ordinary Share at any time by the holder. Each Class B Ordinary Share is entitled to one vote and is not convertible into Class A Ordinary Shares under any circumstances.

On March 19, 2021, the Company issued 55,903,960 Class B ordinary shares to certain directors, officers and employees of the Company, among which 24,976,072 shares are issued under historical grants, while the remaining were issued as the new grants, and are subject to certain restrictions on transfer and repurchase rights as set forth in the restricted shares agreements entered into with the Company. The unvested portion under the historical grants of 1,581,296 and the new grants of 18,458,956 are not considered issued from the accounting prospective and not included in the consolidated balance sheets upon its legal issuance in 2021. Such shares will be considered as issued upon the completion of the vesting condition.

On March 4, 2022, the Company entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, LTD., a Cayman Islands exempt limited partnership managed by Yorkville Advisor Global, LP (the “Investor”) to sell up to US$300 million of the Company’s Class B ordinary shares, during the 36 months following the date of the SEPA, following the effectiveness of a registration statement with the SEC registering the Class B ordinary shares issuable pursuant to the Standby Equity Purchase Agreement and other customary closing conditions. Each issuance and sale of the Company Class B ordinary shares to Yorkville pursuant to the Standby Equity Purchase Agreement is referred to as an “Advance.” Pursuant to the Standby Equity Purchase Agreement, the maximum amount for each Advance should be the lower of: (i) an amount equal to 100% of the average daily trading dollar value of the Company Class B ordinary shares represented by the Company ADSs, for the five consecutive trading days immediately preceding the delivery of an advance notice by us, or(ii) US$10 million. For each Advance, the purchase price per share shall be 97% of the lowest daily volume weighted average price of the Company Class B ordinary shares, represented by the ADSs, for the five consecutive trading days commencing the date of the Company delivery of the advance notice (the “Pricing Period”). As of the date of this annual report, the Company has not received any funding from the Investor.